SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  January 14, 2002


                        The Williams Companies, Inc.
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           (Exact name of registrant as specified in its charter)


       Delaware                     1-1471                73-0569878
---------------------------   ---------------------    ---------------------
(State of incorporation       (Commission File No.)     (I.R.S. Employer
or organization)                                        Identification No.)


     One Williams Center Tulsa,
            Oklahoma                                               74172
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(Address of principal executive offices)                         (Zip Code)


                                918-573-2000
            (Registrant's telephone number, including area code)


                               Not Applicable
       (Former name or former address, if changed since last report)



Item 5.  Other Events.

On January 14, 2002, The Williams Companies, Inc. closed the sale of its publicly traded units that include a senior debt security with a term of five years and an equity purchase contract which requires the company to deliver common stock to holders after the 3 years based on an agreed upon rate.


Item 7. Exhibits

The following exhibits are filed with reference to the Registration Statement on Form S-3 (File No. 333-73326) of The Williams Companies, Inc.


Exhibit
Number            Description

1.1 Underwriting Agreement, dated January 7, 2002, between the Williams Companies, Inc. (the "Company") and the several underwriters named therein.

4.1 Sixth Supplemental Indenture, dated January 14, 2002, between the Company and Bank One Trust Company, National Association, as Trustee.

4.2               Form of Note (included in Exhibit 4.1).

4.3 Purchase Contract Agreement, dated January 14, 2002, between the Company and JPMorgan Chase Bank, as Purchase Contract Agent.

4.4               Form of Income PACS Certificate (included in Exhibit
                  4.3).

4.5 Pledge Agreement, dated January 14, 2002, among the Company, JPMorgan Chase Bank, as Collateral Agent, and JPMorgan Chase Bank, as Purchase Contract Agent.

4.6 Remarketing Agreement, dated January 14, 2002, among the Company, JPMorgan Chase Bank, as Purchase Contract Agent, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Remarketing Agent.

8.1               Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.



                                 Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE WILLIAMS COMPANIES, INC.

                                            Date:  January 23, 2002


                                            By: /s/ Suzanne H. Costin
                                                ______________________
                                            Name:  Suzanne H. Costin
                                            Title: Corporate Secretary




                               Exhibit Index

Exhibit
Number            Description

1.1 Underwriting Agreement, dated January 7, 2002, between the Williams Companies, Inc. (the "Company") and the several underwriters named therein.

4.1 Sixth Supplemental Indenture, dated January 14, 2002, between the Company and Bank One Trust Company, National Association, as Trustee.

4.2               Form of Note (included in Exhibit 4.1).

4.3 Purchase Contract Agreement, dated January 14, 2002, between the Company and JPMorgan Chase Bank, as Purchase Contract Agent.

4.4               Form of Income PACS Certificate (included in Exhibit 4.3).

4.5 Pledge Agreement, dated January 14, 2002, among the Company, JPMorgan Chase Bank, as Collateral Agent, and JPMorgan Chase Bank, as Purchase Contract Agent.

4.6 Remarketing Agreement, dated January 14, 2002, among the Company, JPMorgan Chase Bank, as Purchase Contract Agent, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Remarketing Agent.

8.1               Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.